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                                                                       EXHIBIT A

         DIRECTORS AND EXECUTIVE OFFICERS OF POWER CORPORATION OF CANADA

The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

(i)     Pierre Beaudoin
(ii)    Director
(iii)   Canada
(iv)    President and Chief Operating Officer
(v)     Bombardier Aerospace
        400, chemin de la Cote-Vertu ouest
        Dorval H4S 1Y9

(i)     Laurent Dassault
(ii)    Director
(iii)   France
(iv)    Managing Director, Dassault Investissements
(v)     Dassault Investissements
        9, Rond-Point des Champs-Elysees
        75008 Paris
        France

(i)     Andre Desmarais
(ii)    Director and Executive Officer
(iii)   Canada
(iv)    President and Co-Chief Executive Officer, Power Corp; Chairman, Power
        Tech
(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Paul G. Desmarais, P.C., C.C
(ii)    Director
(iii)   Canada
(iv)    Chairman of the Executive Committee, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Paul Desmarais, Jr.
(ii)    Director and Executive Officer
(iii)   Canada
(iv)    Chairman and Co-Chief Executive Officer, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Paul Fribourg
(ii)    Director
(iii)   United States
(iv)    Chairman, President and CEO
(v)     Contigroup Companies Inc.
        277 Park Avenue, 50th Floor
        New York, N.Y. 10172

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(i)     Daniel Friedberg
(ii)    Executive Officer
(iii)   Canada
(iv)    Vice-President, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Anthony R. Graham
(ii)    Director
(iii)   Canada
(iv)    President, Wittington Investments, Limited
(v)     Wittington Investments, Limited
        22 St. Clair Avenue East
        Suite 2001
        Toronto, ON M4T 2S7

(i)     Robert Gratton
(ii)    Director
(iii)   Canada
(iv)    Chairman, Power Financial Corporation
(v)     Power Financial Corporation
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Luc Jobin
(ii)    Executive Officer
(iii)   Canada
(iv)    Executive Vice President, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Edward Johnson
(ii)    Executive Officer
(iii)   Canada
(iv)    Senior Vice-President, General Counsel and Secretary, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Peter Kruyt
(ii)    Executive Officer
(iii)   Canada
(iv)    Vice-President, Power Corp.; President and CEO, Power Tech
(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Stephane Lemay
(ii)    Executive Officer
(iii)   Canada
(iv)    Vice-President and Assistant General Counsel, Power Corp.
(iv)    Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

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(i)     Denis Le Vasseur
(ii)    Executive Officer
(iii)   Canada
(iv)    Vice-President and Controller, Power Corp.
(iv)    Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Pierre-Elliott Levasseur
(ii)    Executive Officer
(iii)   Canada
(iv)    Treasurer, Power Corp. and Power Financial Corporation
(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     The Right Honourable Donald F. Mazankowski
(ii)    Director
(iii)   Canada
(iv)    Company Director, Business Consultant
(v)     80 Nottingham Inlet
        Sherwood Park, Alberta
        T8A 6N2

(i)     Jerry E.A. Nickerson
(ii)    Director
(iii)   Canada
(iv)    Chairman of the Board, H.B. Nickerson & Sons Limited
(v)     H.B. Nickerson & Sons Limited
        255 Commercial Street
        P.O. Box 130
        North Sydney, Nova Scotia
        B2A 1B9

(i)     Dr. James R. Nininger
(ii)    Director
(iii)   Canada
(iv)    Company Director, Power Corp. and Canadian Pacific Railways Co.
(v)     17 Dow's Lake Road
        Ottawa ON K1S 4L1

(i)     R. Jeffrey Orr
(ii)    Director
(iii)   Canada
(iv)    President and CEO, Power Financial Corporation
(v)     Power Financial Corporation
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Robert Parizeau
(ii)    Director
(iii)   Canada
(iv)    Chairman, Aon Parizeau Inc.
(v)     Aon Parizeau Inc.
        1801, McGill College
        Suite 600
        Montreal, QC H3A 3P3

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(i)     Michel Plessis-Belair
(ii)    Director and Executive Officer
(iii)   Canada
(iv) Vice-Chairman and Chief Financial Officer, Power Corp.; Exec. VP and Chief Financial Officer, Power Financial Corporation
(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     John A. Rae
(ii)    Director and Executive Officer
(iii)   Canada
(iv)    Exec. VP, Office of the Chairman of the Exec. Committee, Power Corp.
(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Luc Reny
(ii)    Executive Officer
(iii)   Canada
(iv)    Vice-President, Power Corp.
(iv)    Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Amaury-Daniel de Seze
(ii)    Director
(iii)   France
(iv) Chairman and CEO, P.A.I. Partners; Member of Group Exec.Committee, BNP Paribas
(v)     P.A.I. Partners
        43, avenue de l'Opera
        75002 Paris, France

(i)     Dr. Emoke J. E. Szathmary
(ii)    Director
(iii)   Canada
(iv)    President and Vice-Chancellor, University of Manitoba
(v)     University of Manitoba
        66, Chancellor's Circle, 202 Administration Building
        Winnipeg, Manitoba
        R3T 2N2

(i)     Gerard Veilleux
(ii)    Executive Officer
(iii)   Canada
(iv) Vice-President, Power Corp.& President of Power Communications Inc Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Arnaud Vial
(ii)    Executive Officer
(iii)   Canada and France
(iv)    Senior Vice-President, Finance, Power Corp.
(v)     Power Corporation of Canada

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        751 Victoria Square
        Montreal QC H2Y 2J3